UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011 (March 4, 2011)

FREESCALE SEMICONDUCTOR

HOLDINGS I, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-141128-05	98-0522138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of principal executive offices) (Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2011, Freescale Semiconductor, Inc. (“Freescale”) entered into Amendment No. 4 (“Amendment No. 4”) to its senior secured credit facility (the “Credit Facility”). Pursuant to Amendment No. 4, Freescale will, among other amendments, replace its existing revolving credit facility under the Credit Facility with a new revolving credit facility in an aggregate amount of $425,000,000, which may be increased to $500,000,000 in certain circumstances (the “Replacement Revolving Credit Facility”). The Replacement Revolving Credit Facility has terms and conditions substantially similar to those applicable to the existing revolving credit facility, except for such changes as have been agreed to by Freescale and the lenders as set forth in Amendment No. 4 and as described below. The Replacement Revolving Credit Facility will mature, and the commitments thereunder will terminate, on July 1, 2016; provided, that the maturity will be accelerated to September 1, 2014, in the event that Freescale fails to maintain a specified leverage ratio for the June 30, 2014 test period and the aggregate outstanding principal amount of Freescale’s outstanding unsecured notes maturing on December 15, 2014, exceeds $500,000,000 as of September 1, 2014.

Amendment No. 4 will become effective upon the consummation of a qualified initial public offering of common shares of Freescale Semiconductor Holdings I, Ltd. and the satisfaction of certain other conditions.

Freescale is an indirect wholly owned subsidiary of Freescale Semiconductor Holdings I, Ltd.

The description of the amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the amendment, a copy of which is filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 dated as of March 4, 2011, to the Credit Agreement dated as of December 1, 2006, as amended and restated as of February 19, 2010, among Freescale, the guarantors party thereto, the lenders party thereto and Citibank, N.A., in its capacity as administrative agent for the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

By:	/s/ Dathan C. Voelter
Name:	Dathan C. Voelter
Title:	Assistant Secretary

Date: March 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 dated as of March 4, 2011, to the Credit Agreement dated as of December 1, 2006, as amended and restated as of February 19, 2010, among Freescale, the guarantors party thereto, the lenders party thereto and Citibank, N.A., in its capacity as administrative agent for the lenders.

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